Exhibit 32.2
Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Hayes, Chief Financial Officer of loanDepot, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.the Quarterly Report on Form 10-Q for the period ended September 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 9, 2026

/s/ David Hayes
David Hayes
Chief Financial Officer
(Principal Financial Officer)